SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  December 17, 1996
(Date of earliest event reported)




                        Asset Securitization Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                              033-49370-02                  13-3672337
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(State or Other Juris-                 (Commission              (I.R.S. Employer
diction of Incorporation)             File Number)           Identification No.)


Two World Financial Center, Building B, New York, New York                10281
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(Address of Principal Executive Office)                               (Zip Code)


Registrant's telephone number, including area code:               (212) 667-9300
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                    This Document contains exactly 11 pages.

ITEM 5.  OTHER EVENTS

     On January 16, 1997, a First Amendment was executed to the Pooling and Servicing Agreement dated as of December 17, 1996 (the "Pooling and Servicing Agreement"), by and among the Asset Securitization Corporation, as depositor, AMRESCO Management, Inc., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent, of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1996-MD VI (the "Certificates").



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

                  (c)      Exhibits



                             Item 601(a) of
                             Regulation S-K
           Exhibit No.       Exhibit No.                 Description
           -----------       -----------                 -----------

               1                4, 5             First Amendment to Pooling
                                                 and Servicing Agreement, dated
                                                 as of January 16, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            ASSET SECURITIZATION
                                               CORPORATION





                                            By: /s/ Perry Gershon
                                                ----------------------
                                                Perry Gershon
                                                Vice President


Date: February 24, 1997

                                  EXHIBIT INDEX

                             Item 601(a) of
                             Regulation S-K
           Exhibit No.       Exhibit No.                 Description
           -----------       -----------                 -----------

               1                4, 5             First Amendment to Pooling
                                                 and Servicing Agreement, dated
                                                 as of January 16, 1997.